Exhibit 99.1

Vertro, Inc. Announces First Quarter 2011 Results

Company Delivers Sixth Consecutive Profitable Quarter in EBITDA
New High Quality Apps to Help Drive Expansion in Live User Distribution and Retention

NEW YORK, NY – May 12, 2011 – Vertro, Inc. (NASDAQ: VTRO), today reported financial results for the first quarter ended March 31, 2011.

Summary of first quarter 2011 results:

•	Revenue of $8.4 million in Q1 2011, compared to revenue of $9.6 million in Q4 2010;

•	Gross margins of 94% in Q1 2011, compared to gross margins of 94% in Q4 2010;

•	There was no Income from Continuing Operations in Q1 2011 (1), compared to Income from Continuing Operations of $0.8 million or $0.11 per diluted share in Q4 2010;

•	EBITDA of $0.1 million in Q1 2011, compared to EBITDA of $0.6 million in Q4 2010; and

•	Adjusted EBITDA of $0.3 million in Q1 2011, compared to Adjusted EBITDA of $0.9 million in Q4 2010.

“Q1 was a challenging quarter, but one in which we believe the distribution issues we suffered in Q4 2010 have been put behind us,” said Peter Corrao, Vertro’s President and CEO.

“Since the beginning of the year, we have made great progress against our app strategy, with the launch of a number of new apps that we expect to help drive distribution, retention and non-search revenue as we move into Q2 and beyond. Examples of new apps released include PeopleDeals (a progressive couponing app), eMusic (with a free daily music download) and the Experian Free Credit Score Estimator.”

First quarter 2011 results

Revenue of $8.4 million in Q1 2011, compared to Q4 2010 revenue of $9.6 million.

Gross margins of 94% in Q1 2011, compared to 94% in Q4 2010. Gross margins exclude customer acquisition costs of $5.3 million in Q1 2011 and $6.2 million in Q4 2010, which are included in Operating Expenses within the Marketing and Sales expense category.

Operating expenses of $7.9 million in Q1 2011, compared to $8.5 million in Q4 2010. Operating expenses in Q1 2011 and Q4 2010 included $0.2 million and $0.3 million, respectively, of non-cash compensation expense.

There was no Income from Continuing Operations in Q1 2011 (1), compared to Income from Continuing Operations of $0.8 million or $0.11 per diluted share in Q4 2010. Q4 2010 Income from Continuing Operations included a net non-recurring income tax benefit of approximately $0.4 million.

Adjusted net income from Continuing Operations of $0.3 million or $0.04 per diluted share in Q1 2011, compared to Adjusted net income of $0.8 million or $0.11 per diluted share in Q4 2010. Q1 2011 Adjusted net income excluded $0.2 million in non cash compensation expense; Q4 2010 Adjusted net income excluded $0.3 million in non-cash compensation expense, and a gain of approximately $0.4 million from a net non-recurring income tax benefit.

EBITDA of $0.1 million in Q1 2011, compared to $0.6 million in Q4 2010. Q1 2011 and Q4 2010 EBITDA included $0.2 million and $0.3 million, respectively, of non-cash compensation expense.

Adjusted EBITDA of $0.3 million in Q1 2011, compared to $0.9 million in Q4 2010. Q1 2011 and Q4 2010 Adjusted EBITDA excluded $0.2 million and $0.3 million, respectively, in non-cash compensation expense.

Cash and cash equivalents were $5.1 million at March 31, 2011, a decrease of $1.4 million from December 31, 2010 cash of $6.5 million. The decrease was primarily due to results from operations, lower payables, and capitalized costs.

As of March 31, 2011, the Company had 46 full time employees, a decrease of 3 from the 49 full time employees as of December 31, 2010.

Non-financial Metrics for the First Quarter 2011 (in millions) (1):

	Q1 2010(2)	Q4 2010	Q1 2011
Average monthly search queries (3)(4)	234.8	361.5	331.1
ALOT Region One	151.9	161.4	145.6
ALOT rest-of-world	82.9	200.1	185.5
ALOT Toolbar live users (5)	5.8	9.4	8.6
ALOT Region One	4.1	4.7	4.4
ALOT rest-of-world	1.7	4.6	4.2
ALOT Homepage unique users	4.3	7.9	7.7 (6)

(1) Certain quarterly breakdowns don't match totals due to rounding; legacy brand users and search queries were de minimis in Q4 2010 so we have ceased reporting these as part of our non-financial metrics.
(2) Q1 2010 total figures do reflect Legacy Brand users and search queries.
(3) Source: internal statistics; total quarterly search volumes across all products; includes error search
(4) Region One' refers to ALOT users in the U.S., Canada, U.K., Ireland, Australia and New Zealand.
(5) Source: Internal statistics; live users are defined as the number of unique toolbar users active on the Internet in the last 15 days of each period. This does not include legacy brand.
(6) Source: Google Analytics "Absolute Unique Visitors" report. (Due to reporting issues arising from Google’s change in pixel code, our Q1 2011 number is estimated based on prior daily unique trends as a % of Toolbar Heartbeats).

Management Conference Call

Management will participate in a conference call to discuss the full results for the Company on May 12, 2011, at approximately 5:00 p.m. ET. Details of the call for interested parties are as follows:

Date: May 12, 2011
Time: 5:00 p.m. ET
Dial-in numbers: (877) 353-0044 / (970) 315-0525 (Intl.)
Live webcast: http://ir.vertro.com/events.cfm
Conference call replay: http://ir.vertro.com/events.cfm

(1)	Income from Continuing Operations is reported as $0.0 million in Q1 2011 as a result of rounding.

Vertro believes that “EBITDA,” “Adjusted EBITDA,” “Adjusted net income/loss” and “Adjusted net income/loss per share” provide meaningful measures for comparison of the Company’s current and projected operating performance with its historical results due to the significant changes in non-cash amortization that began in 2004 primarily due to certain intangible assets resulting from mergers and acquisitions that have since been written off. Vertro defines Adjusted EBITDA as EBITDA (earnings before interest, income taxes, depreciation and amortization) plus non-cash compensation expense and plus or minus certain identified revenues or expenses that are not expected to recur or be representative of future ongoing operation of the business. Vertro uses EBITDA and Adjusted EBITDA as internal measures of its business and believes they are utilized as important measures of performance by the investment community. Vertro sets goals and awards bonuses in part based on performance relative to Adjusted EBITDA. Vertro defines Adjusted net income/loss as net income/loss plus amortization and non-cash compensation expense, plus or minus certain identified revenues or expenses that are not expected to recur or be representative of future ongoing operation of the business, in each case including the tax effects (if any) of the adjustment. Vertro believes the use of these measures does not lessen the importance of GAAP measures.

About Vertro, Inc.
Vertro, Inc. (NASDAQ: VTRO) is an Internet company that owns and operates the ALOT product portfolio. Through ALOT, consumers can discover apps which they can display through three specific products: ALOT Appbar, ALOT Toolbar and ALOT Home. These apps are developed in-house and by third party app developers and are designed to enhance the way people interact with content online. ALOT has millions of users across its products. Together these users conduct high-volumes of type-in-search queries, which are monetized through third-party search and content agreements.

Source: VTRO-E

Forward-looking Statements
This press release contains certain forward-looking statements that are based upon current expectations and involve certain risks and uncertainties within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words or expressions such as "anticipate," "plan," "will," "intend," "believe" or "expect'" or variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including (1) our ability to successfully execute upon our corporate strategies, (2) our ability to distribute and monetize our international products at rates sufficient to meet our expectations, (3) our ability to develop and successfully market new products and services, (4) the potential acceptance of new products in the market, and (5) the impact of changes to our monetization partners implementation guidelines. Additional key risks are described in Vertro's reports filed with the U.S. Securities and Exchange Commission, including the Form 10-Q for Q1 2011.

Non-GAAP Financial Measures
This press release includes discussion of additional financial measures “EBITDA,” “Adjusted EBITDA,” “Adjusted Net Loss,” “Adjusted Net Income,” “Adjusted Net Loss Per Share” and “Adjusted Net Income Per Share,” which are not considered generally accepted accounting principles (GAAP) measures by the Securities and Exchange Commission, and may differ from non-GAAP financial measures used by other companies. The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Vertro provides reconciliations of these two financial measures to GAAP measures in its press releases regarding actual financial results. A reconciliation of these financial measures to income/loss from continuing operations and income/loss loss from continuing operations per share for the three months ended March 31, 2011 are included in this press release.

Vertro, Inc.
Unaudited Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months	Three Months
	Ended	Ended
	March 31, 2011	March 31, 2010

Revenues	$8,364	$8,104
Cost of services	479	506

Gross profit	$7,885	$7,598

Operating expenses
Marketing and sales	5,700	5,448
General and administrative	1,836	1,436
Product development	356	549
Total operating expenses	$7,892	$7,433

Income (loss) from operations	$(7)	$165
Foreign exchange rate gain	5	70
Gain on sale of domain name	—	285

Income (loss) before provision for income taxes	$(2)	$520

Income tax expense	7	25

Income (loss) from continuing operations	$(9)	$495

Income (loss) from discontinued operations, net of income tax	(80)	804

Net income (loss)	$(89)	$1,299

Basic earnings (loss) per share
Continuing operations	$—	$0.07
Discontinued operations	$(0.01)	$0.12
Earnings (loss) per share	$(0.01)	$0.19

Diluted earnings (loss) per share
Continuing operations	$—	$0.07
Discontinued operations	$(0.01)	$0.11
Earnings (loss) per share	$(0.01)	$0.18

Weighted-average number of common shares outstanding
Basic	7,122	6,831
Diluted	7,122	7,055

* All per share amounts reported are reflective of the 1-for-5 reverse split announced on August 17, 2010

Vertro, Inc.
Unaudited Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)

	Three Months	Three Months
	Ended	Ended
	March 31, 2011	December 31, 2010

Revenues	$8,364	$9,571
Cost of services	479	534

Gross profit	$7,885	$9,037

Operating expenses
Marketing and sales	5,700	6,528
General and administrative	1,836	1,641
Product development	356	349
Amortization	46	30
Total operating expenses	$7,938	$8,548

Income (loss) from operations	$(7)	$489
Foreign exchange rate gain (loss)	5	(114)
Other income (expense), net	—	4

Income before provision for income taxes	$(2)	$379

Income tax expense (benefit)	7	(423)

Income from continuing operations	$(9)	$802

Income (loss) from discontinued operations, net of income tax	(80)	242

Net income (loss)	$(89)	$1,044

Basic earnings (loss) per share
Continuing operations	$—	$0.11
Discontinued operations	$(0.01)	$0.03
Earnings (loss) per share	$(0.01)	$0.14

Diluted earnings (loss) per share
Continuing operations	$—	$0.11
Discontinued operations	$(0.01)	$0.03
Earnings (loss) per share	$(0.01)	$0.14

Weighted-average number of common shares outstanding
Basic	7,122	7,014
Diluted	7,122	7,334

Vertro, Inc.
Reconciliations to Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(Unaudited)

Additional information:	Three Months	Three Months
	Ended	Ended
	March 31, 2011	March 31, 2010

Adjusted EBITDA	$268	$388
Adjusted net income (loss)	$266	$433
Adjusted net income (loss) per share - basic	$0.04	$0.06
Adjusted net income (loss) per share - diluted	$0.04	$0.06

Additional information:	Three Months	Three Months
	Ended	Ended
	March 31, 2011	December 31, 2010

Adjusted EBITDA	$268	$902
Adjusted net income (loss)	$266	$803
Adjusted net income (loss) per share - basic	$0.04	$0.11
Adjusted net income (loss) per share - diluted	$0.04	$0.11

	Three Months	Three Months
	Ended	Ended
	March 31, 2011	March 31, 2010

Reconciliation of Net Income to Adjusted EBITDA
Income (loss) from continuing operations	$(9)	$495
Income tax expense (benefit)	7	25
Exchange rate loss (gain)	(5)	(70)
Depreciation	23	9
Amortization	46	—

EBITDA	$62	$459

Non-cash compensation	$167	$214
Other (income) expense	—	(285)
Severance	39	—

Adjusted EBITDA	$268	$388

	Three Months	Three Months
	Ended	Ended
	March 31, 2011	December 31, 2010

Reconciliation of Net Income to Adjusted EBITDA
Income (loss) from continuing operations	$(9)	$802
Income tax expense (benefit)	7	(423)
Exchange rate loss (gain)	(5)	114
Depreciation	23	41
Amortization	46	30

EBITDA	$62	$564

Non-cash compensation	167	338
Severance	39	—

Adjusted EBITDA	$268	$902

	Three Months	Three Months
	Ended	Ended
	March 31, 2011	March 31, 2010

Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss)
Income (loss) from continuing operations	$(9)	$495
Depreciation	23	9
Amortization	46	—
Non-cash compensation	167	214
Non-recurring other income (expense), net	—	(285)
Severance	39	—

Adjusted net income (loss)	$266	$433

Adjusted net income (loss) per share - basic	$0.04	$0.06
Adjusted net income (loss) per share - diluted	$0.04	$0.06
Shares used in per share calculation - basic	7,122	6,831
Shares used in per share calculation - diluted	7,122	7,055

	Three Months	Three Months
	Ended	Ended
	March 31, 2011	December 31, 2010

Reconciliation of Net Income to Adjusted Net Income
Income (loss) from continuing operations	$(9)	$802
Non-recurring income tax (benefit) expense	—	(408)
Depreciation	23	41
Amortization	46	30
Non-cash compensation	167	338
Severance	39	—

Adjusted net income	$266	$803

Adjusted net Income per share - basic	$0.04	$0.11
Adjusted net Income per share - diluted	$0.04	$0.11
Shares used in per share calculation - basic	7,122	7,014
Shares used in per share calculation - diluted	7,122	7,334

* All per share amounts reported are reflective of the 1-for-5 reverse split announced on August 17, 2010

PART 1. FINANCIAL INFORMATION

ITEM 1. Financial Statements

Vertro, Inc.
CONSOLIDATED BALANCE SHEETS
(in thousands, except par values)

	March 31,	December 31,
	2011	2010
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$5,115	$6,430
Restricted cash	58	58
Accounts receivable, less allowances of $11 and $7, respectively	2,883	3,160
Income tax receivable	350	329
Prepaid expenses and other current assets	370	387
TOTAL CURRENT ASSETS	$8,776	$10,364
Property and equipment, net	360	319
Intangible assets, net	903	549
Other assets	328	329
TOTAL ASSETS	$10,367	$11,561
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$3,174	$3,663
Accrued expenses	1,917	2,482
Income tax payable	6	5
TOTAL CURRENT LIABILITIES	$5,097	$6,150
Long-term liabilities	703	697
TOTAL LIABILITIES	$5,800	$6,847
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY
Preferred stock, $.005 par value; authorized, 500 shares; none issued and outstanding	—	—
Common stock, $.005 par value; authorized, 40,000 shares; issued 7,584 and 7,401, respectively; outstanding 7,125 and 6,985, respectively	$37	$36
Additional paid-in capital	272,073	271,908
Treasury stock, 459 and 416 shares at cost, respectively	(7,148)	(6,924)
Accumulated other comprehensive income	12,914	12,914
Accumulated deficit	(273,309)	(273,220)
TOTAL STOCKHOLDERS' EQUITY	$4,567	$4,714
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$10,367	$11,561

Contact Information:
Michael Buchanan
Director of Investor Relations
Michael.Buchanan@Vertro.com
Tel: (212) 231-2000